IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Balanced Fund
(the “Fund”)

Supplement dated July 7, 2014 to the Fund’s Prospectus dated May 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Trustees.

On May 16, 2014, the Board of Trustees approved a subadvisory agreement between Wilshire and Guggenheim Partners Investment Management, LLC (“Guggenheim”), pursuant to which Guggenheim will serve as a subadviser to the Balanced Fund effective on or about July 8, 2014. Accordingly, the Fund’s Prospectus is supplemented as follows:

The following replaces the sub-section titled “Annual Fund Operating Expenses” under the section “Fees and Expenses of the Fund” on pg. 8:

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):
Management Fees**	0.17%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses***	0.80%
Total Annual Fund Operating Expenses	1.40%

*
Annual Fund Operating Expenses are restated due to a change in the Fund’s allocation of underlying fund investments and the appointment of a subadviser to manage the direct fixed income investments of the Fund effective July 8, 2014.

**
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of the Prospectus. In addition, the Management Fee shown is restated based upon the change in the Fund's allocation of underlying fund investments and the appointment of a subadviser to manage the direct fixed income securities investments of the Fund effective July 8, 2014. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

***
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

The following replaces the second paragraph under the heading “Principal Investment Strategies” on pg. 9:

Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently include the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The following replaces the fourth through eighth paragraphs under the heading “Principal Investment Strategies” on pg. 9:

The Fund employs Guggenheim Partners Investment Management, LLC (“Guggenheim”) with respect to the portion of the Fund investing directly in fixed income securities. With respect to the Fund’s direct investments in fixed income securities, Guggenheim will seek to achieve the Fund’s investment objective by primarily investing in a wide range of U.S. fixed income and other U.S. debt securities selected from a variety of sectors and credit qualities, that may include, but are not limited to, the following types of securities that Guggenheim believes offer attractive yield and/or capital appreciation potential: treasury, government, and agency securities (including those not backed by the full faith and credit of the U.S. government); asset-backed securities (including structured finance investments); collateralized mortgage obligations (both commercial and residential); mortgage-backed securities (both commercial and residential); collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations); corporate securities; private placements; unregistered and restricted securities (consisting of securities eligible for resale pursuant to Rule 144A); mezzanine and preferred securities; convertible debt (which may result in equity received in a conversion or a workout); commercial paper; inflation-indexed bonds; structured notes; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (“DIP”) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances; municipal securities; credit linked notes; and asset-backed commercial paper.  While the fund’s direct investments in fixed income securities are expected to be primarily U.S. fixed income securities, Guggenheim may also invest in non-U.S. fixed income securities, including but not limited to the types listed above, if Guggenheim believes such investments are consistent with the Fund’s investment objectives.  The Fund may also seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Guggenheim will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.  Guggenheim’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with the potential for lower correlation of returns as compared to such benchmark indexes.

As an alternative to holding investments directly, the Fund may also obtain investment exposure through the limited use of certain types of derivatives transactions intended to replicate or modify the economic attributes associated with an investment in securities in which the Fund may invest directly, or manage risk.  The fund’s ability to make investments and manage certain risks using derivatives is, however, limited by the Investment Company Act of 1940, as amended.  Derivatives may include, forward contracts and futures on single securities and narrow based securities indices, and options on a security, or group or index of securities, and certain currency transactions.  The Fund may be exposed to certain additional risks should Guggenheim use derivatives as a means to synthetically implement the Fund’s investment strategies.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.  The Fund may also seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as forward commitments, buy backs and or dollar rolls and “To Be Announced” or “TBA” transactions).  In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered.  Instead, the Fund agrees to accept or sell any security that meets specified terms.

Up to 40% of the direct investment fixed income portfolio may be comprised of below investment grade securities. The Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.  If a security is not rated by any rating agency, Guggenheim may use its discretion to determine whether that unrated security should be deemed investment grade or below investment grade for the purpose of the below investment grade limitation.  If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the highest rating for purposes of determining the security’s credit quality.  The Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays U.S. Aggregate Bond Index.

Guggenheim may determine to sell a security for several reasons including, but not limited to, the following: (1) to adjust the fixed income portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

The following replaces the first paragraph under the heading “Principal Risks” on pg. 11:

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

The following supplements the information under the heading “Principal Risks” on pg. 11:

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk and their prices very volatile.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Collateralized Debt Obligation (“CDO”) Risk. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk. The Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Fund will decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit-Linked Note Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

High Yield and Unrated Securities Risk. High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Management Risk. The Fund is subject to Management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved. Furthermore, active trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Privately Issued Securities Risk. The Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Prepayment Risk. The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Synthetic Investment Risk. The Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk. The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

When Issued and Forward Commitment Risk. When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

The following replaces “Credit Risk” under the heading “Principal Risks” on pg. 11:

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan borrower is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

The following replaces “Liquidity Risk” and “Currency Risk” under the heading “Principal Risks” on pg. 12:

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Fund or an Underlying Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what a subadviser believes should be the price of the investment.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

The following replaces “Foreign Investment Risk,” “Multi-Managed Fund Risk” and “Emerging Market Risk” under the heading “Principal Risks” on pg. 13:

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Multi-Managed Fund Risk. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

The following replaces the Average Annual Total Returns table on pg. 14:

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes) 1	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes) 1	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes) 1*	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)**	18.02%	12.63%	6.65%

1
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

*	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
**	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

The following supplements the information on page 15 under the heading “Management”:

Subadvisers and Portfolio Managers

Guggenheim Partners Investment Management, LLC (“Guggenheim”)

B. Scott Minerd, Global Chief Investment Officer of Guggenheim.  Mr. Minerd has served as a Portfolio Manager since July 2014.

Anne Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer, Fixed Income of Guggenheim. Ms. Walsh has served as a Portfolio Manager since July 2014.

James W. Michal, Managing Director, Portfolio Manager of Guggenheim. Mr. Michal has served as a Portfolio Manager since July 2014.

Steven H. Brown, CFA, Director, Portfolio Manager of Guggenheim. Mr. Brown has served as a Portfolio Manager since July 2014.

The following replaces the first paragraph under the heading “Additional Information About the Funds’ Strategies and Risks” and the sub-heading “Balanced Fund” on pg. 38:

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation. The Fund will invest in underlying affiliated funds (the “Underlying Funds”) and may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), and fixed income securities. Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently comprise the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities. Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at 40% of the Fund's net assets will be invested in non-U.S. investments and in at least three different countries. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Fund may also invest in high-yield bonds rated below investment grade credit quality. The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets. The Balanced Fund’s mix of assets is regularly adjusted among the Underlying Funds as well as direct investments, including investments in ETPs. Changes in the investment allocation may occur several times within a year or over several years, depending upon market and economic conditions.

The third through twelfth paragraphs under the heading “Additional Information About the Funds’ Strategies and Risks” and the sub-heading “Balanced Fund” on pg. 38 are replaced with the following:

Currently, Wilshire has retained Guggenheim to manage the Balanced Fund’s direct investments in fixed income securities.  The basic philosophy of Guggenheim is described below.

Guggenheim
Guggenheim believes that capturing attractive yields, while remaining focused on the preservation of capital, can deliver superior investment results.  Guggenheim utilizes a fundamental credit-intensive investment process that incorporates its knowledge of issuers, structures and industries in managing its portion of the Balanced Fund. Active management is a key element of Guggenheim’s strategy.   Guggenheim employs an opportunistic positioning at the sector and security level with a strong emphasis on relative value, rather than index weightings and its portfolio construction is bottom-up and top-down, blending rigorous security research and Guggenheim’s macro views.

The following replaces the first paragraph on pg. 43 under the sub-heading “Balanced Fund”:

Currently, Wilshire has retained WCM, Thomas White and Los Angeles Capital to manage the Wilshire International Equity Fund. The basic investment philosophy of each subadviser is described below:

Los Angeles Capital.  In investing its portion of the Wilshire International Equity Fund’s assets, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the MSCI All Country World Index ex U.S., while attempting to control investment risk relative to that index.

Los Angeles Capital builds a portfolio that seeks to maximize return subject to an acceptable level of risk relative the MSCI All Country World Index ex U.S. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the International Fund’s risk return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the International Fund. In this process, Los Angeles Capital develops a trade list of individual securities that will seek to improve the International Fund’s return/risk profile relative to the current portfolio. Los Angeles Capital rebalances the portfolio to reflect changes in investor preferences as measured by its factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in the International Fund. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Los Angeles Capital does not set price targets or impose valuation constraints. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify the portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital’s portion of the International Fund typically will be fully invested, with cash holdings generally representing less than 2% of the portion of the International Fund managed by Los Angeles Capital.

The following supplements the information under the sub-heading “Balanced Fund” on pg. 44:

Asset-Backed and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, including but not limited to automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in these and other types of asset-backed securities (including future receivables of cash flows or assets) that currently exist or may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent or the financial institution providing credit support. These securities are subject to high degrees of credit, valuation and liquidity risks.

Certificates of Deposit and Bankers’ Acceptances Risk. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Collateralized Debt Obligation Risk. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a CLO. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Collateralized Mortgage Obligation Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk. The Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Fund will decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit-Linked Note Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures contracts and options contracts and other instruments to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If Guggenheim is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Fund invests.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or Guggenheim, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Hybrid Securities. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds”. Generally, high yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by Guggenheim to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on Guggenheim’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.  To the extent the Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

Risks Relating to Inflation-Indexed Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of investments. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.  Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Interest Rate Risk. Investments in fixed income securities are subject to the possibility that interest rates (both in U.S. and foreign) could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than if the Fund did not invest in such derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Investments in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated, for example, below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market because there is less reliable, objective market value data available. The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk. The use of derivatives, reverse repurchase agreements, and unfunded commitments may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets.

Management Risk. The Fund is subject to Management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved. Furthermore, active trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Municipal Securities Risk.  The Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

Privately Issued Securities Risk. The Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Prepayment Risk. The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Preferred Securities Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding, or other government action.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.

Restricted Securities Risk. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and other securities eligible for resale under Rule 144A. Rule 144A Securities generally may be traded freely among certain qualified institutional buyers, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. Investing in Rule 144A Securities and other restricted and non-registered securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Fund. Certain structured finance securities may be thinly traded or have a limited trading market.

The Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes or residual tranches issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by Guggenheim as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Synthetic Investment Risk. The Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced Transactions Risk. The Fund may enter into “To Be Announced” (“TBA”) purchase or sell commitments to purchase securities for a fixed price at a future date. However, the selling counterparty does not specify the particular securities to be delivered. Instead, a party agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

U.S. Government Securities Risk.  Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

When Issued and Forward Commitment Risk. When-issued, forward-commitment and delayed delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The following replaces “Credit Risk” under the sub-heading “Balanced Fund” on pg. 44:

Credit Risk. It is possible that some issuers of fixed income securities will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Investment grade securities are fixed income securities that have been determined by a nationally or internationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by Guggenheim to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally or internationally recognized statistical rating organization, or have been determined by Guggenheim to be of comparable quality. If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The following replaces “Liquidity Risk” under the sub-heading “Balanced Fund” on pg. 45:

Liquidity and Valuation Risk.  In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult.

The following replaces “Currency Risk” under the sub-heading “Balanced Fund” on pg. 45:

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

The following replaces “Foreign Investment Risk” under the sub-heading “Balanced Fund” on pg. 46:

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

The following replaces “Emerging Market Risk” under the sub-heading “Balanced Fund” on pg. 46:

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

The following replaces the eighth paragraph under the sub-heading “Balanced Fund” on pg. 46:
An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. By investing indirectly in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

The following replaces “Foreign Securities” and “High-Yield (High-Risk) Securities” under the heading “Additional Investments And Related Risks” on pg. 59:

Foreign Securities. The International Equity Fund, the Income Fund, the Wilshire International Equity Fund, the Small Cap Fund, the Socially Responsible Fund and the Balanced Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund or the Wilshire International Equity Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

High-Yield (High-Risk) Securities. The Income Fund and Balanced Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

The following replaces “Illiquid Securities,” “Adjustable Rate Mortgage Securities,” “Options and Futures Contracts” and “When-Issued Purchases and Forward Commitments” under the heading “Additional Investments And Related Risks” on pg. 60:

Illiquid Securities. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to the following limits. Each of the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund and the Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced Fund and the Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund, the Balanced Fund, and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund or the Wilshire International Equity Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Equity Fund may not invest in illiquid or restricted securities or securities not fully marketable. If a Fund or the Wilshire International Equity Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

Adjustable Rate Mortgage Securities. The Income Fund and Balanced Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

Options and Futures Contracts. The Income Fund, the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund and the Balanced Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Income Fund, Small Cap Fund, International Equity Fund, the Balanced Fund, and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Fund, International Equity Fund, the Balanced Fund, and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes.

When-Issued Purchases and Forward Commitments. The Equity Fund, the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund each may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds generally do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

The following replaces “Warrants” under the heading “Additional Investments And Related Risks” on pg. 61:

Warrants. The Small Cap Fund, Income Fund and Balanced Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

The following replaces the first paragraph under the heading “The Subadvisers” on pg. 64:

Each subadviser serves pursuant to a sub-advisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for all the Funds. With respect to the Balanced Fund, Wilshire also invests in underlying funds that allocate their assets among one or more “specialist” subadvisers.  A portion of the Balanced Fund is managed by Guggenheim. The assets of the Equity Fund are managed by Santa Barbara and TWIN. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Los Angeles Capital and Ranger serve as the subadvisers for the Small Cap Fund. WCM and Thomas White serve as the subadvisers for the International Equity Fund. ClearBridge serves as the subadviser for the Socially Responsible Fund. A portion of the Equity Fund’s assets are allocated to the Large Company Growth Portfolio and the Large Company Value Portfolio. See information on the Large Company Growth Portfolio and the Large Company Value Portfolio for the relevant subadvisers of those portfolios. A portion of the Balanced Fund’s assets are allocated to the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. See information on the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund for the relevant subadvisers of the those funds. A portion of the International Equity Fund’s assets are allocated to the Wilshire International Equity Fund. See information on the Wilshire International Equity Fund for the relevant subadvisers for that fund. A portion of the Small Cap Fund’s assets are allocated to the Small Company Growth Portfolio and the Small Company Value Portfolio. See information on the Small Company Growth Portfolio and the Small Company Value Portfolio for the relevant subadvisers of those funds.

The following supplements the information on page 64 under the heading “The Subadvisers”:

Guggenheim

Wilshire entered into a subadvisory agreement with Guggenheim, effective on or about July 8, 2014, to manage a portion of the Balanced Fund, subject to supervision of Wilshire and the Board.  Guggenheim is a Delaware limited liability company formed on September 29, 2005, and its principal address is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. Guggenheim is registered with the U.S. Securities and Exchange Commission and generally provides investment advice to institutional clients through separate accounts and registered and unregistered pooled investment vehicles.  Guggenheim had approximately $129.5 billion in assets under management as of April 30, 2014.

Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Stephen H. Brown, CFA.

B. Scott Minerd is Global Chief Investment Officer of Guggenheim. Mr. Minerd joined Guggenheim in 1999 and is a founding Managing Partner at Guggenheim.

Anne B. Walsh, CFA, JD is Senior Managing Director and Assistant Chief Investment Officer, Fixed Income at Guggenheim. Ms. Walsh joined Guggenheim in 2007.

James W. Michal is Managing Director and Portfolio Manager at Guggenheim.  Mr. Michal joined Guggenheim in 2008.

Steven H. Brown, CFA is Director and Portfolio Manager at Guggenheim. Mr. Brown joined Guggenheim in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

The following replaces the first paragraph under the heading “Distribution and Shareholder Services Plan” on pg. 69:

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE.

WIL-SK-027-0100

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